United States
Securities and Exchange Commission
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
Current Report
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934,

December 20, 2007	0-25053
Date of Report (Date of earliest event reported)	Commission File Number

theglobe.com, Inc. (Exact name of registrant as specified in its charter)

Delaware	14-1782422
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

110 East Broward Boulevard, Suite 1400
Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices) (Zip Code)

(954) 769-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report includes forward-looking statements related to theglobe.com, inc. ("theglobe" or the “Company”) that involve risks and uncertainties, including statements relating to our right to receive certain payments from Labigroup Holdings, LLC (“Labigroup”) under the agreement reported on in this Report on Form 8-K herein. These forward-looking statements are made in reliance on the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. For further information about these and other factors that could affect theglobe.com’s future results and business plans, including theglobe’s ability to continue operations as a going concern, please see the Company’s filings with the Securities and Exchange Commission, including in particular our Annual Report of Form 10-K for the year ended December 31, 2006 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007. Copies of these filings are available online at http://www.sec.gov. Prospective investors are cautioned that forward-looking statements are not guarantees of performance. Actual results may differ materially and adversely from management expectations.

Items 1.01.

ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On December 20, 2007, the Company, through its subsidiary, Tralliance Corporation (“Tralliance”), entered into a Bulk Registration Co-Marketing Agreement (the “Agreement”) with Labigroup, under Tralliance’s Bulk Purchasing Program available to entities committing to a minimum purchase of 25,000 “.travel” domain names within one-year. Labigroup is controlled by the Company’s Chairman and Chief Executive Officer, Michael Egan and our remaining directors own a minority interest in Labigroup. Under the Agreement, Labigroup committed to purchase a predetermined minimum number of “.travel” domain names on a bulk basis from an accredited “.travel” registrar of its own choosing and to establish a predetermined minimum number of related “.travel” websites. As consideration for the “.travel” domain names to be purchased under the Agreement, Labigroup agreed to pay certain fixed fees and make other payments, including but not limited to, an ongoing royalty calculated as a % share of its Net Revenue, as defined in the Agreement, to Tralliance. The Agreement has an initial term which expires September 30, 2010, after which it may be renewed for successive periods of two and three years, respectively. Labigroup has paid Tralliance the sum of $262,500 under the Agreement to date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

theglobe.com, inc.

Dated: December 27, 2007	By:	/s/ Edward Cespedes
Edward Cespedes, President